GUARANTY

(Emeritus)


     WHEREAS, Fairfield Retirement Center, LLC, a
California limited liability company ("Borrower"), is or will become indebted to FINOVA Capital
Corporation ("Lender").

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned (whether one or more,
"Guarantor") hereby guarantees to Lender the prompt payment at maturity (by acceleration or otherwise), and at all times thereafter, of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms and conditions:

     l. As used throughout this Guaranty, the term
"Borrower" shall include, without limitation,
Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Law
(hereinafter defined) from time to time in effect affecting the rights of creditors generally.

     2. The term "Guaranteed Indebtedness," as used herein, means the (a) "Indebtedness" as that term is defined in the Deed of Trust, Security
Agreement
,Assignment of Leases and Rents and Fixture Filing
(herein called the "Deed of Trust") dated of even date herewith, executed by Borrower in favor of Chicago Title Company, as trustee for the benefit of Lender including without limiting the generality of the foregoing, the obligation to pay when due all sums due under that certain
Promissory Note of even date therewith in the original principal amount of $I2,800,000.00, executed by Borrower and payable to the order of Lender (the "Note"); (b) interest on any of the indebtedness described in clause (a) preceding, whether accruing prior to or after maturity of such indebtedness; (c) any and all costs, reasonable attorneys' fees, and expenses incurred by Lender by reason of Borrower's default in payment of any of the foregoing indebtedness; and (d) any renewal or extension of the indebtedness, costs, or expenses described in clauses (a) through (c) preceding, or any part thereof.

     3. This instrument shall be an absolute and continuing Guaranty, and the circumstance that at any time or from time to time the Guaranteed
Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the indebtedness of Borrower to Lender thereafter incurred.

     4. If Guarantor becomes liable for any
indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty. such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Guarantor covenants and agrees that it will not assert any rights arising from payment or other performance hereunder until all of

Guarantor's liability hereunder shall have been discharged in full and all of the Guaranteed
Indebtedness existing at the time of such discharge shall have been paid and performed in full.

     5. Upon the occurrence of an "Event of
Default," as defined in the Loan Agreement of even date herewith between Borrower and Lender (as amended, the
"Loan Agreement"), Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Lender, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on such indebtedness, or to enforce rights against any security which shall ever have been given to secure such indebtedness.

     6. All principal of and interest on all
indebtedness, liabilities and obligations to
Guarantor of Borrower, any partner of Borrower or any other party guaranteeing all or any portion of the Guaranteed Indebtedness (the "Subordinated
Debt") whether direct, indirect, fixed, contingent liquidated unliquidated joint several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Indebtedness pursuant to that certain Subordination Agreement between Guarantor and Lender of even date herewith.

     7. Guarantor hereby agrees that its
obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or Guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder, or, if there is more than one person or entity signing this Guaranty, the release of any one or more of them hereunder, or the partial release of any party at any time liable for the payment of any or all of the Guaranteed
Indebtedness; (d) the death, insolvency, bankruptcy, disability, or lack of partnership or corporate power of Borrower, any of the undersigned. or any party at any time liable for the payment of any or all of the Guaranteed
Indebtedness. whether now existing or hereafter occurring; (e) any renewal, extension, or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower or Guarantor; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Lender to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by Lender against Borrower or any new agreement between Lender and Borrower, it being understood that

Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the partners creating same acted in excess of their authority or violated any fiduciary duties in connection therewith; or (i) any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason
Lender is required to refund such payment or pay the amount thereof to someone else. Without limiting the generality of the foregoing or any other provisions hereof, the Guarantor expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil
Code Sections 2809, 2810, 2839, 2845, 2849, 2850,
2899 and 3433, in each instance to the extent such laws, or any one of them, are applicable to the Guaranty, any of the Loan Documents, any of the Obligations or any of the Indebtedness.

     8. Guarantor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against Borrower or others.

     9. The Guarantor shall not assert, enforce or otherwise exercise any right of subrogation to any of the rights or interests of the Lender against the Borrower or any other obligor on the Guaranteed Indebtedness or any collateral or other security, any right of recourse, reimbursement, contribution, indemnification or similar right against the Borrower or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof, and the Guarantor hereby irrevocably waives any and all of the foregoing rights. The Guarantor irrevocably waives the benefit of and any right to participate in any collateral or other security given to the Lender to secure payment of the Guaranteed Indebtedness.

     10. Should Guarantor die, or become
insolvent, or fail to pay such Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (as used herein, "Debtor Relief Law" means the Bankruptcy Code [as amended, herein so called] of the United States of America and the Bankruptcy Act [as amended, herein so called] of Canada and any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time to time in effect affecting the rights of creditors generally), or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Lender granted hereunder, then, in any such event, the Guaranteed
Indebtedness shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether there exists an Event of Default or whether the Indebtedness, or any part thereof is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     11. Guarantor represents and warrants that the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and- obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit
Guarantor directly or indirectly.

     12. By execution hereof, Guarantor covenants and agrees to provide to Lender copies of those financial statements and income tax returns of Guarantor as required under the Loan Agreement.

     13. This Guaranty is for the benefit of
Lender and Lender's successors and assigns, and in the event of an assignment of the Guaranteed
Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor's successors and assigns and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned and their respective successors and assigns. Lender shall have no recourse under this Guaranty against the natural person who executed this Guaranty or against any other officer, director or shareholder of Guarantor;
however, the foregoing shall not affect or limit
Lender's remedies available by operation of law in the event Guarantor dissolves, is liquidated or otherwise ceases to exist.

     14. THIS GUARANTY SHALL BE DEEMIED TO HAVE
BEEN EXECUTED, DELIVERED AND ACCEPTED IN AND THIS
GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE
STATE OF ARIZONA (WITHOUT REGARD FOR ITS CONFLICTS
OF LAW PRINCIPLES), THE STATE IN WHICH LENDER'S
PRINCIPAL PLACE OF BUSINESS IS LOCATED, AND BY
EXECUTION HEREOF GUARANTOR AGREES THAT SUCH LAWS
AND DECISIQNS OF THE STATE OF ARIZONA SHALL GOVERN
THIS GUARANTY NOTWITHSTANDING THE FACT THAT THERE
MAY BE OTHER,TURISDICTIONS WHICH MAY BEAR A
REASQNABLE RELATIONSHIP TO THE TRANSACTIONS
CONTEMPLATED HEREBY.

     15. GUARANTOR HEREBY AGREES THAT ALL ACTIONS
OR PROCEEDINGS INITIATED BY GUARANTOR AND ARISING
DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR THE
OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE
SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY
DIVISION, OR THE UNITED STATES COURT FOR THE
DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH
ACTION, IN ADDITION TO THE FOREGOING COURTS ANY
COURT IN WHICH ANY PROPERTY DESCRIBED IN THE LOAN
DOCUMENTS IS LOCATED, TO THE EXTENT SUCH COURT HAS
JURISDICTION. GUARANTOR I--IEREBY EXPRESSLY
SUBMITS AND CONSENTS IN ADVANCE TO SUCH
JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED
BY LENDER IN ANY OF SUCH COURTS, AND AGREES THAT
SERVICE OF ANY REQUIRED SUMMONS AND COMPLAINT OR
OTHER PROCEEDS OR PAPERS MAY BE MADE BY REGISTERED
OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AS
SET FORTH BELOW. GUARANTOR WAIVES ANY CLAIM THAT
PHOENIX, ARIZONA OR THE

DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN
IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD
GUARANTOR, AFTER BEING SO SERVED, FAIL TO APPEAR
OR ANSWER TO ANY SUMMONS, COMPLAINT PROCESS OR
PAPERS PROPERLY SERVED WITHIN THE NUMBER OF DAYS
PRESCRIBED BY LAW AFTER TI-IE MAILING THEREOF,
GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER
AND/OR JUDGMENT MAY BE ENTERED BY A COURT IN
ACCORDANCE WITH APPLICABLE LAW AND PROCEDURE
AGAINST GUARANTOR AS DEMANDED OR PRAYED FOR IN
SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS TO THE
EXTENT PERMITTED BY LAW. THE EXCLUSIVE CHOICE OF
FORUM FOR GUARANTOR SET FORTH HEREIN SHALL NOT BE
DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF
ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE
TAKING, BY LENDER OF ANY ACTION TO ENFORCE THE
SAME IN ANY OTHER APPROPRIATE JURISDICTION AND
GUARANTOR HEREBY WAIVES THE RIGHT TO COLLATERALLY
ATTACK ANY SUCH JUDGMENT OR ACTION.

     16. FOR AND IN CONSIDERATION OF LENDER'S
ADVANCEMENT TO BORROWER OF THE PRINCIPAL SUMS IN
THE AMOUNT OF UP TO TWELVE MILLION EIGHT HUNDRED
THOUSAND AND NO/100 DOLLARS ($12,800,000.00),
GUARANTOR, BEING A MEMBER OF BORROWER AND AN
EXPERIENCED OWNER AND OPERATOR OF REAL ESTATE AND
PARTICIPANT IN SOPHISTICATED REAL ESTATE VENTURES,
AND HAVING CONSULTED WITH COUNSEL OF ITS CHOOSING,
HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH
RESPECT TO ANY ACTION OR PROCEEDING ( 1 ) BROUGHT
BY GUARANTOR, LENDER OR ANY OTHER PERSONS RELATING
TO (A) THE LOAN EVIDENCED BY THE NOTE OR (B) THIS
GUARANTY OR (2) TO WHICH LENDER IS A PARTY.
GUARANTOR HEREBY AGREES THAT THIS GUARANTY
CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL
BY JURY, AND GUARANTOR DOES HEREBY CONSTITUTE AND
APPOINT LENDER ITS TRUE AND LAWFUL ATTORNEY IN
FACT, WHICH APPOINTMENT IS COUPLED WITH AN
INTEREST AND IRREVOCABLE, AND GUARANTOR DOES
HEREBY AUTHORIZE AND EMPOWER LENDER, IN THE NAME,
PLACE, AND STEAD OF GUARANTOR, TO FILE THIS
GUARANTY WITH THE CLERK OR JUDGE OF ANY COURT OF
COMPETENT JURISDICTION AS A WRITTEN CONSENT TO
WAIVER OF TRIAL BY JLTRY. GUARANTOR ACKNOWLEDGES
THAT ITS WAIVER OF TRIAL BY JURY HAS BEEN MADE
KNOWINGLY, INTENTIONALLY AND WILLINGLY BY
GUARANTOR AS PART OF A BARGAINED FOR LOAN
TRANSACTION. GUARANTOR WILL NOT SEEK TO
CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL
HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A
JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

     17. THIS GUARANTY SHALL TERMINATE AND BE OF
NO FURTHER FORCE OR EFFECT UPON THE PAYMENT IN
FULL OF THE GUA.RANTEED INDEBTEDNESS AND NO
FURTHER WRITING SHALL BE REQUIRED TO EFFECTUATE
SUCH TERMINATION HEREOF IN SUCH EVENT.

     18. Provided there is no Event of Default or Incipient Default of which Borrower has received notice from Lender at such time, this Guaranty
Agreement shall terminate on the fifth anniversary of the Loan Closing with such termination to be evidenced by a written notification from Lender to Guarantor to that effect which notification Lender agrees to promptly give provided that the conditions for such termination are satisfied. In the event a Guarantor is not entitled to a termination of its Guaranty because of the existence of an Incipient Default of which Lender has notified Borrower and such Incipient
Default is cured by Borrower within the time period permitted in the Loan Documents, Guarantor shall be entitled to a termination of this Guaranty upon the date the Incipient Default is cured.

     19. It is the intent of Guarantor and Lender that the laws of the State of Arizona apply to this Guaranty as set forth in paragraph 14 above;
however, in the event a court with jurisdiction rules that the laws of the State of California apply to and govern this Guaranty, then Guarantor hereby waives (i) any and all benefits available to sureties and creditors which might otherwise be available to Guarantor under the California Civil
Code, including, without limitation, Sections
2809, 28 I 0, 2819, 2839, 2845, 2849, 2850, 2899
and 3433; and (ii) all defenses Guarantor may have based upon any election of remedies by Lender which destroys or impairs Guarantors subrogation rights or Guarantor's rights to proceed against Borrower or any other person for reimbursement, including, without limitation, any loss of rights that Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging indebtedness of or remedies against Borrower or any other party
(including, without limitation, Sections 726,
580a, 580b and 580d of the California Code of
Civil Procedure, as amended or recodified from time to time). The foregoing waivers include any requirement of law that Lender exhaust any security for the Note before proceeding under this Guaranty and any act or omission by Lender which directly or indirectly results in or aids the loss, limitation or impairment of the right to recover any deficiency from Borrower due to Lender's election to proceed under a power of sale set forth in the Mortgage or any other deed of trust, mortgage or lien on real property or due to any fair value limitations or determinations in connection with a judicial foreclosure of the real property securing the Note. The Guarantor waives all rights and defenses that the Guarantor may have because the Borrower's debt is secured by real property. This means, among other things: (i)
The Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower. (ii) If the Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) The Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580(a), 580(b), 580(d), or 726 of the California Code of Civil Procedure.
Furthermore, the Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

     20. Any notice, request or other
communication required or permitted to be given hereunder may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the U.S. Mails, certified mail, return receipt requested, postage prepaid, and addressed to the party to receive such notice at the address set forth below or such address elected in writing by the party to receive such notice; but actual notice however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to effect or impair the waiver of notice or demand to or upon Guarantor in any situation or for any reason (except as otherwise specifically provided).


     If to Guarantor:         Emeritus Corporation
                    3131 Elliott Avenue, Suite 500
                    Seattle, Washington 98121

     with copy to:       Randi Nathanson
                    The Nathanson Group
                    1411 Fourth Avenue, Suite 905
               Seattle,
                    Washington 98101

     If to Lender:       FINOVA Capital
Corporation
                    3200 Park Center Drive, Fifth
               Floor
                    Costa Mesa, California 92626

     with copy to:       FINOVA Capital
Corporation
                    7272 East Indian School Road,
               Suite 410
                    Scottsdale, Arizona 85251
                    Attn.: Vice President - Group
               Counsel

     21. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

     EXECUTED effective as of January 10, 1997.


                    EMERITUS CORPORATION, a
                    Washington corporation

                    By:  /s/ Kelly J. Price
                    ------------------------------
               ----------
                           Kelly J. Price

Secretary/Director of Finance and CFO

THE STATE OF Washington            )

)  ss
COUNTY OF King                             )

On this 10 day of January, 1997, before me, Catherine L. Pasquan, the undersigned notary public , duly commissioned and sworn, personally appeared Kelly J. Price, and sworn, personally known to me (or proved to on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that the or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Catherine L. Pasquan

------------------------------------

Notary Public

My Commission Expires:
        March 30, 1999
[SEAL]
-------------------------------




























8